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                                                                  Exhibit 10.7

THE SECURITIES EVIDENCED BY AND UNDERLYING THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAW AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED DIRECTLY OR INDIRECTLY IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY (AS DEFINED BELOW), THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED, (IV) COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (V) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THE WARRANT (AS DEFINED BELOW) IN THE MANNER DESCRIBED BELOW.


                           CONVERTIBLE PROMISSORY NOTE



$__________                                                     Phoenix, Arizona
                                                                    June 4, 2001



          For value received, Hypercom Corporation (the "Company"), promises to pay to _____________________________________, (the "Holder") the principal sum of ___________________________________________________ ($__________) with interest thereon from the date hereof until paid at a per annum rate equal to seven and one half percent (7.5%), as follows:

          All principal and accrued interest due hereunder shall be due and payable to the extent not previously paid or satisfied, on September 5, 2001 (the "Payment Date"). From the date hereof through the earlier of the (i) Payment Date or (ii) the date on which the Company's obligations hereunder are fully paid satisfied and discharged, interest shall be accrued daily on the outstanding principal balance and shall be calculated on the basis of a 365 day year. If any payment of interest and/or principal is not received by the Holder when such payment is due, then, as additional remedies, all past due payments of principal and/or interest shall bear interest from their due date until paid at an annual rate equal to fifteen percent (15%), payable on demand.

          All payments of principal and interest on this Convertible Promissory Note (this "Note") are payable in lawful money of the United States of America at ____________________________________ or at such other place as the Holder may designate in writing.

          All payments shall be credited first on late charges and costs of collection, if any, and then on interest then due and the remainder on principal, and interest shall thereupon cease upon the principal so credited.

          This Note may be prepaid at any time without penalty upon at least fifteen (15) days' prior written notice to the Holder.
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          The Company hereby agrees to pay the contracted rate of interest, which includes interest at the rate set forth herein and all costs and fees associated with obtaining this credit accommodation to the extent any such costs and fees are deemed interest under applicable law. This Note shall be construed according to the laws of the State of Arizona (except for the provisions set forth in the immediately succeeding paragraph which shall be governed by Delaware law).

          During the term of this Note, the Holder may convert this Note, in whole or in part, into shares of the Common Stock of the Company (the "Note Shares") at a conversion price of $3.16 per share by delivering to the Company at the address set forth in the Loan Agreement (as described below) (i) a duly executed Notice of Conversion in the form of Exhibit "A" attached hereto, and
(ii) a duly executed Investment Representation Certificate in the form of Exhibit "B" attached hereto. Concurrently herewith, the Company is granting the lender a warrant (the "Warrant") to purchase 62,500 shares of the Company's Common Stock. The provisions set forth in Articles II, III, IV, V, Section 6.3 and Article VII of the Warrant applicable to the Warrant and the shares of Common Stock of the Company underlying the Warrant shall apply to this Note and the Note Shares as if such terms were fully set forth herein (with due regard to the need in applying such provisions to (i) replace references to "this Warrant" in such provisions with "this Note", and (ii) replace references to "Warrant Shares" in such provisions with "Note Shares").

          Any assignment of this Note by the Holder shall be accompanied by an Assignment Form in the form of Exhibit "C" attached hereto, duly executed by the Holder.

          This Note is one of the Notes referred to in, and issued pursuant to, the Loan Agreement dated as of June 4, 2001 by and among the Company, as borrower, George R. Wallner and the "Lenders" named therein.

          IN WITNESS WHEREOF, the Company has executed this Promissory Note as of the day and year first above written.





                                                 HYPERCOM CORPORATION


                                                 By:____________________________

                                                 Its:___________________________


                                      -2-
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                                   EXHIBIT "A"

                            NOTICE OF CONVERSION FORM

              (To be executed only upon partial or full conversion
                  of the attached Convertible Promissory Note)



          The undersigned registered holder of the attached Convertible Promissory Note (the "Note") hereby irrevocably converts $_____________ of the Note for, and purchases ________ shares of, the Common Stock of Hypercom Corporation, all at the price and on the terms and conditions specified in the Note and requests that (i) a certificate (or _____ certificates in denominations of ______________ shares, respectively) for the shares of Common Stock of Hypercom Corporation hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME]__________________________________
______________________________________, whose address is________________________
_______________________________________________________ and, (ii) if the Note is
not hereby converted in whole, that a new Convertible Promissory Note in the same form as attached hereto but representing the remaining outstanding principal amount of the Note not converted hereby be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME]_____________________ _________________________________, whose address is ____________________________
______________________________.



Dated___________________________

Signature Guaranteed

________________________________

________________________________

                                    By:_________________________________________
                                        (Signature of Registered Holder of Note)

                                    Title:______________________________________

NOTICE: The signature to this Notice of Conversion must correspond with the name as written upon the face of the attached Convertible Promissory Note in every particular, without alteration or enlargement or any change whatever.
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                                   EXHIBIT "B"

                      INVESTMENT REPRESENTATION CERTIFICATE



Purchaser:_____________________________

Company: Hypercom Corporation (the "Company")
Security: Common Stock
Amount:____________________
Date:______________________


In connection with the purchase of the above-listed shares of Common Stock (the "Note Shares"), the undersigned (the "Purchaser") hereby represents to the Company as follows:

     (a) PURCHASE FOR OWN ACCOUNT. The Note Shares are being acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Note Shares or any part thereof. The Purchaser does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person with respect to the Note Shares or any part thereof.

     (b) DISCLOSURE OF INFORMATION. The Purchaser is aware of the Company's business affairs and financial condition, has received and reviewed all information (including all reports, registrations and other documents) filed by the Company with the United States Securities and Exchange Commission (the "Commission") up to the date hereof) it considers necessary or appropriate for making an informed and knowledgeable decision as to whether to acquire this Warrant and further represents that it has had sufficient opportunity to ask questions and receive answers from the Company regarding the nature and affairs of the Company, including its business, properties, prospects and financial condition.

     (c) INVESTMENT EXPERIENCE. The Purchaser is an investor in securities of companies and acknowledges that it is capable of bearing the economic risk of its investment in the Note Shares, including the risk of total loss of such investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of such investment.

     (d) ACCREDITED INVESTOR. The Purchaser is an "accredited investor" within the meaning of Commission Rule 501 of Regulation D, as presently in effect.

     (e) RESTRICTED SECURITIES. The Purchaser understands and hereby acknowledges that (i) the Note Shares may not initially be registered under the Securities Act, and in such event will be issued in reliance upon a specific exemption from the registration requirements under the Securities Act, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein, and (ii) the Note Shares must be held
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indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.

     (f) RULE 144 RESTRICTIONS. The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold, unless registered; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act), (iv) the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, and (v) the filing of Form 144 with the Commission.

     (g) RULE 144 LIMITATIONS. The Purchaser understands and acknowledges that at the time it wishes to sell some or all of the Note Shares there may not be an active public market upon which to make such a sale, and that, even if such an active public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Note Shares under Rule 144 even if the one-year minimum holding period had been satisfied or the Note Shares registered. The Purchaser further understands that (i) if all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or Regulation S under the Securities Act or some other registration exemption will be required to permit the Purchaser to sell the Note Shares, and (ii) notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date:________________________, 20___         PURCHASER:


                                             ___________________________________

                                       2

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                                   EXHIBIT "C"

                                 ASSIGNMENT FORM

      (To be executed only upon the assignment of the attached Convertible
                                Promissory Note)



          FOR VALUE RECEIVED, the undersigned registered holder of the attached Convertible Promissory Note (the "Note") hereby sells, assigns and transfers unto _____________________, whose address is _________________________________,
$____________ principal amount and related interest, and related rights of the undersigned under the Note, and if the Note is not hereby assigned in whole, the undersigned hereby requests that Hypercom Corporation issue to the undersigned a new Convertible Promissory Note in the same form as attached hereto but representing the remaining outstanding principal amount of the Note not assigned hereby, and irrevocably constitutes and appoints ________________________ ______________________________ attorney to register such assignment on the books of Hypercom Corporation maintained for such purpose, with full power of substitution in the premises.




Dated:______________________

Signature Guaranteed

__________________________________

__________________________________

                                           By:__________________________________
                                               (Signature of Registered Holder)

                                           Title:_______________________________


NOTICE: The signature to this Assignment must correspond with the name upon the face of the attached Convertible Promissory Note in every particular, without alteration or enlargement or any change whatever.